SUPPLEMENT TO THE PROSPECTUS

                     CREDIT SUISSE SHORT DURATION BOND FUND

The following information supersedes certain information in the fund's
Prospectus.

         Timothy J. Donovan (see biography below) joins Michael E. Gray, Richard Avidon, Kam Poon and Philip Wubbena on the Credit Suisse Short Duration Fixed Income Management Team, which is responsible for the day-to-day portfolio management of the fund. Mr. Donovan is responsible for interest rate management for the fund.

Team Member Biography

         TIMOTHY J. DONOVAN, Director, is the Head of the US/UK Cash and Short Duration team, and joined Credit Suisse Asset Management, LLC in 2005. Previously, he had been with Credit Suisse First Boston ("CSFB") where he had served as Director and Chief Investment Officer of Prime Services. Before joining CSFB in 1999, he served as a Director and Senior Portfolio Manager at ING Baring Furman Selz LLC ("ING"). Prior to ING, Mr. Donovan held various positions at Lehman Brothers Inc., including: head of Investment Management at Lehman Brothers Trust Company, a securities lending agent, as well as Senior Portfolio Manager and a member of the Investment Policy Committee for six institutional and retail money market funds in Lehman Brother's Global Asset Management Division. Mr. Donovan holds a Bachelor of Science degree from Seton Hall University.


Dated: October 27, 2005                                      SD-PRO-LOAD-16-1005
                                                             2005-033